UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2020

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEHR	The NASDAQ Capital Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Aehr Test Systems (the “Company”) was held on October 20, 2020 (the “Annual Meeting”). There were 23,310,312 shares of common stock entitled to vote at the Annual Meeting and 18,350,213 shares were present in person or by proxy.

Four items of business were acted upon by the shareholders at the Annual Meeting. The final voting results are as follows:

Proposal One: Election of Directors of the Company.
NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Rhea J. Posedel	9,826,010	1,822,774	6,701,429
Gayn Erickson	10,690,162	958,622	6,701,429
Laura Oliphant	10,584,467	1,064,317	6,701,429
Mario M. Rosati	8,986,258	2,662,526	6,701,429
Geoffrey Scott	10,897,293	751,491	6,701,429
Howard T. Slayen	9,857,649	1,791,135	6,701,429

Each of the six nominees was elected to serve as a director until the next Annual Meeting or until his or her successor is elected and qualified.

Proposal Two: Approve an amendment to the Company’s Amended and Restated 2006 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by an additional 350,000 shares.

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
TWO	9,855,606	1,773,246	19,932	6,701,429

The foregoing proposal was approved.

Proposal Three: Ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021.

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
THREE	18,271,424	4,592	74,197	--

The foregoing proposal was accordingly ratified.

Proposal Four: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
FOUR	10,598,512	1,025,523	24,749	6,701,429

The foregoing proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems (Registrant)

Date: October 23, 2020	By:	/s/ Kenneth B. Spink
Kenneth B. Spink
Vice President of Finance and Chief Financial Officer